UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 16, 2006

SIRF TECHNOLOGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50669	77-0576030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

148 E. Brokaw Road San Jose, California	95112
(Address of principal executive offices)	(Zip Code)

(408) 392-8300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01 Completion of Acquisition or Disposition of Assets.

On March 14, 2006, SiRF Technology Holdings, Inc., a Delaware corporation (“SiRF”), acquired TrueSpan Incorporated, a Delaware corporation (“TrueSpan”), through a reverse triangular merger. TrueSpan is now a wholly owned subsidiary of SiRF. On March 16, 2006, SiRF issued a press release announcing the merger. A copy of the release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Press Release dated March 16, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2006

SIRF TECHNOLOGY HOLDINGS, INC.

By:	/s/ Walter D. Amaral
Walter D. Amaral
Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated March 16, 2006.